Exhibit 10.6

NEW YORK LIFE INSURANCE COMPANY

51 Madison Avenue

New York, NY 10010

December 8, 2023

PR Cherry Hill STW LLC

Cherry Hill Center, LLC

c/o PREIT

2005 Market Street, Suite 1000

Philadelphia, Pennsylvania 19103

Attn: Andrew Ioannou, EVP, Finance & Acquisitions

Re:	Cherry Hill Mall

Extension of Maturity Date

Dear Andrew:

Reference is made to (i) that certain Promissory Note A-1 dated August 15, 2012, made by PR Cherry Hill STW LLC and Cherry Hill Center, LLC (collectively, “Borrowers”) and payable to New York Life Insurance Company (“Co-Lender A-1”), in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (“Note A-1”) and (ii) that certain Promissory Note A-2 dated August 15, 2012, made by Borrower and payable to Teachers Insurance and Annuity Association of America (“Co-Lender A-2”; Co-Lender A-1 and Co-Lender A-2 are referred to herein collectively as “Lenders”), in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (“Note A-2”; Note A-1 and Note A-2, as previously amended through the date hereof, are referred to herein collectively as the “Notes”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Notes.

The current Maturity Date of the Notes is December 8, 2023. Lenders are willing to grant an extension of the Maturity Date to December 15, 2023 (the “Extended Maturity Date”), provided that all other terms and conditions contained within the Notes and other Loan Instruments shall continue to be in full force and effect. On the Extended Maturity Date, Borrowers shall pay to Lenders the entire unpaid principal balance of the Notes, together with all interest then accrued thereon pursuant to the Notes and all other Obligations then unpaid pursuant to the Loan Instruments.

The agreement of Lenders to extend the Maturity Date as provided herein shall not be deemed or construed as a course of dealing, a cure of any existing default under the Loan Instruments or a waiver of any rights and remedies of Lender arising under the Loan Instruments, at law or in equity, all of which rights and remedies are expressly reserved by Lenders. All communications with Lenders or any of their respective agents, employees or representatives remain subject to the terms and conditions of that certain pre-negotiation agreement dated as of April 22, 2020.

PR Cherry Hill STW LLC

Cherry Hill Center, LLC

December 8, 2023

Please acknowledge the Borrowers’ and Guarantor’s acceptance and agreement with the above terms and conditions of this letter by signing below.

Very truly yours,

NEW YORK LIFE INSURANCE COMPANY,
a New York mutual insurance company

By:	/s/ Robert Boyd
Name: Robert Boyd
Title: Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,
a New York corporation

By:	Nuveen Alternatives Advisors LLC,
a Delaware limited liability company,
its investment manager

	By:	/s/ Talia Feuerstein
		Name:	Talia Feuerstein
		Title:	Authorized Signer

ACKNOWLEDGED AND AGREED:

BORROWERS:

PR CHERRY HILL STW LLC,
a Delaware limited liability company

By:	PREIT Associates, L.P.,
a Delaware limited partnership,
its sole member

	By:	Pennsylvania Real Estate Investment
Trust, its sole general partner

		By:	/s/ Andrew Ioannou
Name: Andrew M. Ioannou
Title: Executive Vice President
Finance and Acquisitions

CHERRY HILL CENTER, LLC,
a Maryland limited liability company

By:	Cherry Hill Center Manager, LLC,
a Delaware limited liability company,
its managing member

	By:	PREIT Associates, L.P.,
a Delaware limited partnership,
its sole member

		By:	Pennsylvania Real Estate Investment
Trust, its sole general partner

			By:	/s/ Andrew Ioannou
Name: Andrew M. Ioannou
Title: Executive Vice President
Finance and Acquisitions

GUARANTOR:

PREIT ASSOCIATES, L.P.,
a Delaware limited partnership

By:	Pennsylvania Real Estate Investment Trust,
its sole general partner

	By:	/s/ Andrew Ioannou
Name: Andrew M. Ioannou
Title: Executive Vice President
Finance and Acquisitions